EXHIBIT 10.1

AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT

THIS AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT (this “Amendment”), entered into this 24th day of November, 2009, amends that certain Common Stock Purchase Agreement (the “Original Agreement”), dated October 1, 2009, by and between Commerce Court Small Cap Value Fund, Ltd., a business company incorporated under the laws of the British Virgin Islands (the “Investor”), and EMCORE Corporation, a corporation organized and existing under the laws of the State of New Jersey (the “Company”).

WHEREAS, the Company and the Investor are party to the Original Agreement;

WHEREAS, under the terms of the Original Agreement, the Company and the Investor have agreed to amend the Original Agreement as set forth herein;

AGREEMENT

NOW THEREFORE, pursuant to Section 9.3 of the Original Agreement, and intending to be legally bound, the parties hereto amend the Original Agreement as follows:

1. Section 5.1(ii) of the Original Agreement is amended by deleting the reference to “60 days” and replacing it with “90 days.”

2. Section 7.1 of the Original Agreement is amended by deleting the references to “the 60th day” and replacing them with “ the 90th day.”

3. The Original Agreement as amended by this Amendment is hereby ratified and confirmed.  The terms of this Amendment shall govern and control in the event of any conflict between the terms of this Amendment and the terms of (a) any correspondence, discussions or other oral arrangements, agreements or understandings between the parties regarding the subject matter contained herein, and/or (b) the Original Agreement.  On a go-forward basis, references to the “Agreement” shall mean references to the Original Agreement, as modified by this Amendment.

4. The provisions of ARTICLE IX of the Original Agreement shall apply to this Amendment, mutatis mutandis, as if such provisions were set forth herein (with such non-substantive modifications to such provisions as are necessary to effectuate the terms of this Amendment, without varying the substantive terms hereof).

5. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Original Agreement.  This Amendment may be executed in one or more counterparts, each of which will be deemed an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement.

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IN WITNESS WHEREOF, the undersigned have executed and adopted this Amendment to Common Stock Purchase Agreement as of the date first set forth above.

EMCORE CORPORATION:

By:	/s/ John M. Markovich

Name: John M. Markovich

Title: Chief Financial Officer

COMMERCE COURT SMALL CAP VALUE FUND, LTD.:

By:	/s/ Peter Poole

Name: Peter Poole

Title: Director